UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) June 21, 2007
                                                         --------------

                               CHINA DIRECT, INC.
                  --------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Florida
               -------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            0-26415                                      13-3876100
  -----------------------------                      -----------------------
    (Commission File Number)                 (IRS Employer Identification No.)


            5301 N. Federal Highway, Suite 120, Boca Raton, FL 33487
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              (Address of Principal Executive Offices)       (Zip Code)


                                 (561) 989-9171
                        ---------------------------------
              (Registrant's Telephone Number, Including Area Code)


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03  Amendment to Articles of Incorporation or By-Laws; Change in
Fiscal Year

         On June 21, 2007, the Company filed a Certificate of Domestication and Articles of Incorporation with the Florida Department of State. A copy of the filed documents is included as exhibits to this report.


Item 9.01         Financial Statements and Exhibits

      (d)      Exhibits

            3.4      Certificate of Domestication and Articles of Incorporation
                      filed with the Florida Department of State




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CHINA DIRECT, INC.


                                        By:      /s/ James Wang
                                        -------------------------------
                                                     James Wang, CEO


DATED:  June 27, 2007


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